UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2006

EVER-GLORY INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in  charter)

Florida	0-28806	65-0420146
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

17870 Castleton Street, #335, City of Industry, CA	91748
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 839-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

After vigorously defending itself, the Company was voluntarily dismissed by the Plaintiff without prejudice from an action pending in the U.S. District Court for the Northern District of Ohio. The action was filed on February 22, 2006 by plaintiff Douglas G. Furth. The action alleged that the Company breached an agreement and sought an award of damages in excess of $75,000. The Company denied that it was a party to such an agreement, that it breached the agreement or that it is otherwise liable. No payment was made to plaintiff and no settlement agreement was entered into between the Company and plaintiff.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 5, 2006

By:	/s/ Kang Yihua
Kang Yihua Chief Executive Officer